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                                                                    Exhibit 32.1

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-Q.

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                          OF STILLWATER MINING COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the period ended March 31, 2004 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis R. McAllister, Chief Executive Office of Stillwater Mining Company (the "Company") hereby certify that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 07, 2004,

                            /s/ Francis R. McAllister
                 ----------------------------------------------
                              Francis R. McAllister
                      Chairman and Chief Executive Officer

The above certification is furnished solely to accompany the Report pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.